Subsequent events	6 Months Ended
Sep. 30, 2019
Subsequent events
Subsequent events

15   Subsequent events

Vodafone UK and Virgin Media

On 6 November 2019, Vodafone UK and Virgin Media agreed a five year deal to bring innovative new services, including 5G, to more than three million mobile customers and to provide further flexibility for Virgin Media to grow its mobile operation.

The new Mobile Virtual Network Operator (MVNO) agreement, which runs until 2026, will see Vodafone supply wholesale mobile network services, including both voice and data, to Virgin Mobile and Virgin Media Business. Virgin Media will have full access to all of Vodafone’s current services and future technologies, such as Vodafone’s expanding 5G network, enabling new product advancements and benefits for its customers.